Exhibit 99.1

September 6, 2023

BlackBerry Reports Preliminary Second Quarter Fiscal Year 2024 Results
•Preliminary second quarter fiscal year 2024 revenue for BlackBerry is estimated to be approximately $132 million
•IoT business unit revenue expected to be approximately $49 million, representing 9% sequential growth
•Cybersecurity business unit revenue expected to be approximately $80 million, lower than expected, primarily due to certain large government deals not closing in the quarter
•Licensing and Other business unit revenue expected to be approximately $3 million
•Full-year revenue outlook for Cybersecurity and Licensing reiterated, IoT outlook adjusted to reflect factors including revised production schedules at certain automakers

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today provided a business update and announced selected, unaudited preliminary financial results for the three months ended August 31, 2023 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“Like many software companies, our Cybersecurity business has experienced elongated sales cycles, particularly in BlackBerry’s core government vertical, where we have a strong market position. Given the product mix, delays in closing certain large deals are expected to impact revenue recognized in the quarter. However, we expect to close these deals this fiscal year and are therefore reiterating the full-year outlook for the Cybersecurity business unit given previously,” said John Chen, Executive Chair & CEO, BlackBerry. “Our IoT business unit continues to capitalize on its large market opportunity and multi-year secular tailwinds by securing new design wins at a strong rate. However, in the short term we are seeing some automakers shift the start of software development programs, as well as production schedules, and therefore we’ve revised our current year revenue outlook, but not our long-term targets.”

Preliminary Second Quarter Fiscal 2024 Financial Results:
•Total company revenue expected to be approximately $132 million.
•IoT revenue expected to be approximately $49 million.
•Cybersecurity revenue expected to be approximately $80 million.
•Licensing and Other revenue expected to be approximately $3 million.

Outlook:
BlackBerry reiterates its full-year revenue guidance for both Cybersecurity and Licensing and Other.
Given the potential impact of factors that include, rescheduling of software development programs and production schedules at certain large automakers and uncertainty in the macroeconomic environment, the full-year revenue outlook for the IoT business unit is now expected to be in the range of $225M to $240M.

Preliminary Financial Results:
The preliminary financial results for the second quarter ended August 31, 2023, are unaudited estimates, and are based on information available to management as of the date of this release and are subject to potential further material changes upon completion of the Company’s standard quarter-end closing procedures. In preparing this information, management has made subjective estimates about the appropriateness of certain reported amounts and disclosures. BlackBerry’s actual financial results for the three months ended August 31, 2023, have not yet been finalized and remain subject to the completion of management’s final review and our other closing procedures. These preliminary estimated results do not represent a comprehensive statement of all financial results for the three months ended August 31, 2023.

Earnings Conference Call and Webcast:
A conference call and live webcast will be held on Thursday, September 28, 2023 beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 270-2148 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 8:30 p.m. ET on Thursday, September 28, 2023, using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 4522458.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including over 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint management, endpoint security, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to its second quarter and full fiscal year 2024 financial results, and the timing, structure and financial impacts of certain contracts under negotiation.
The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, the matters noted above under “preliminary financial results”, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s strategic review of its businesses, including risk related to BlackBerry’s ability to realize the benefits of any strategic alternatives being explored and risk that uncertainty relating to the review may adversely impact the Company’s business and relationships with its partners, customers and employees; BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.
These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which

BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.